Exhibit 99.1

Columbia Laboratories, Inc.

Building a Women's Specialty Pharmaceutical Company

Robert S. Mills
President and Chief Executive Officer

UBS Global Generic and
Specialty Pharmaceutical Conference
May 9, 2007

COLUMBIA LABORATORIES, INC.

Safe Harbor Statement

Under The Private Securities Litigation Reform Act Of 1995

Except for historical information contained herein, certain statements of Columbia Laboratories, Inc.'s expectations made in this presentation constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements involve certain risks and uncertainties. Those statements include statements regarding the intent, belief or current expectations of Columbia Laboratories and its management team. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Given these uncertainties, investors should not place undue reliance on these forward-looking statements. Factors that might cause future results to differ include, but are not limited to, the following: the successful marketing of CRINONE® 8% (progesterone gel), PROCHIEVE® 8% (progesterone gel), PROCHIEVE® 4% (progesterone gel), and STRIANT® (testosterone buccal system) in the U.S.; the timing and size of orders for out-licensed products from our marketing partners; the timely and successful completion of clinical studies, including the clinical trials for our vaginally administered lidocaine product candidate; success in obtaining acceptance and approval of new products and indications for current products by the FDA and international regulatory agencies; the timely and successful development of products, including determining the clinical and regulatory path for the possible development of PROCHIEVE® 8% for the prevention of preterm birth; the impact of competitive products and pricing; competitive economic and regulatory factors in the pharmaceutical and healthcare industry; general economic conditions; and other risks and uncertainties that may be detailed, from time-to-time, in Columbia's reports filed with the Securities and Exchange Commission. Columbia Laboratories undertakes no obligation to publicly update any forward-looking statements.

Mission Statement

Build a Specialty Women's Health Business with Competitive Advantage in the United States

- Expand our product base, especially our progesterone franchise
- Leverage our proprietary bioadhesive drug delivery systems in new compounds
- Expand our reach with creative partnerships

2007/2008 Strategic Plan

Three-Step Plan to Increase Shareholder Value

1. Improve our margins
   - ✓ ***2006 purchase of CRINONE® rights from Merck Serono***

2. Expand reach of our CRINONE®/PROCHIEVE® franchise
   - ✓ ***Primary target:*** Reproductive endocrinologists
   - ✓ ***Secondary target:*** High potential OB/GYNs

3. Increase our business value with clinical studies and strategic partnerships
   - ✓ Progress lidocaine candidate in clinical trials for dysmenorrhea
   - ✓ Explore clinical and regulatory path for PROCHIEVE® 8% to prevent preterm birth in pregnant women with short cervix
   - ✓ Apply bioadhesive drug delivery systems to other compounds

Product Base

Current Products

- ***CRINONE®/PROCHIEVE® 8%:*** Progesterone vaginal gel that prepares the uterus for implantation and helps maintain early pregnancy
- ***PROCHIEVE® 4%:*** Progesterone vaginal gel for secondary amenorrhea
- ***STRIANT®:*** Buccal delivery of testosterone for male hypogonadism
- ***Replens®:*** OTC vaginal moisturizer
- ***RepHresh®:*** OTC feminine hygiene product to eliminate vaginal odor

Near-Term Clinical Opportunities

- ***Lidocaine:*** Vaginal delivery to treat and prevent dysmenorrhea
- ***PROCHIEVE® 8%:*** Progesterone vaginal gel to prevent preterm birth in women with a short cervix in mid-pregnancy

Current Strategic Partnerships

Product	Partner
CRINONE® 8% (progesterone gel)	Merck Serono *Ex-United States*
Replens® Vaginal Moisturizer RepHresh® Vaginal Gel	Lil' Drug Store Products Inc. *Worldwide License*
STRIANT® (testosterone buccal system)	Ardana *18 European countries* Mipharm *Italy*

These products represent 30 – 40% of our business

Restructured Our Progesterone Business

Acquired U.S. CRINONE Business in December 2006

- Increases progesterone sales and improves profit margins, resulting in an increase in gross profit
- Permits marketing to reproductive endocrinologists as well as high potential OB/GYNs
- Provides solid base to expand use in pregnancy support
- Creates opportunity to build a competitive specialty women's health business

Retrospective Incremental Impact

Average Increase for Progesterone Franchise for 2004 – 2006 if CRINONE Rights Acquired at YE 2003



100%
50%
25%
Sales
Profit Margin
Gross Profit

Three-year average of worldwide sales for both CRINONE and PROCHIEVE from 2004 to 2006
Does not include amortization of CRINONE license

Restructured Management Team

New Management In 2006 With Solid Specialty Pharmaceuticals Experience

- New Chief Executive Officer
- New Chief Financial Officer
- New Head of Commercial Operations
- New Director of Sales
- Replaced about 50% of field force
- New medical and regulatory affairs personnel

Natural Progesterone is The "Pregnancy" Hormone

Progesterone's key role is to maintain pregnancy

- No other known essential function
- Facilitates initiation and maintenance of pregnancy
- Required for successful infertility treatment
- Produced by placenta after week 8-10 in a normal pregnancy

Patients Prefer Our Bioadhesive Vaginal Progesterone Gel

"The Patient-Friendly Progesterone"


CRINONE/
PROCHIEVE
8% Vaginal Gel
Infertility
Pregnancy support
4% Vaginal Gel
Secondary amenorrhea

PROGESTERONE SUPPLEMENTATION APPROACHES

- ***CRINONE/PROCHIEVE: Only progestin FDA-approved for use in pregnancy***
- **Intramuscular:** Local site pain and irritation with greater side effects, including injection site abscesses
- **Oral (primarily for HRT):** Lower efficacy, very low bioavailability, and causes drowsiness;
- **Suppositories and Capsules for Vaginal Use:** Messy, inconsistent formulation for suppositories compounded at pharmacy

Clinical Studies Show Patients Prefer CRINONE 8% (progesterone gel)

Ongoing Study at Brigham and Women's Hospital:
CRINONE 8% vs. intramuscular progesterone injection

- Interim analysis of 215 women ≤40 years age undergoing IVF cycles
- No difference in:
  - Implantation rates
  - Spontaneous miscarriage
  - Pregnancy rates at 20 weeks gestation
- CRINONE 8% was preferred therapy:
  - ✓ Fewer side effects
  - ✓ Greater patient satisfaction
- Study ongoing, will be expanded to 400 patients

Separate meta-analysis demonstrates unsurpassed efficacy of CRINONE 8% (progesterone gel)

CRINONE 8% U.S. Market Opportunity


Infertility Business
Fertility Assistance
(1.2 million cycles)
7-30% success rate
Pregnancy Support
2 weeks X $75.6 week =
$151 per patient
10 weeks X $75.6 week =
$756 per patient
$180 million market potential
$130 million market potential

$300 Million Total Market Opportunity

CRINONE Marketing Initiatives

- Develop infertility management programs with most influential specialty clinics and pharmacies
- Leverage ongoing Brigham & Women's study
- Field force sized to reach high-prescribing physicians:
  - ✓ 600 – 800 reproductive endocrinologists
  - ✓ About 2,000 out of 25,000 highest prescribing OB/GYNs

Minimal Historical Promotional Activity

Target: Increase Sales 20 – 25% in 2007

Development Pipeline Summary

Product	Indication	I	II	III
PROCHIEVE 8% Vaginal Gel	**Prevent preterm birth in women with a short cervix in mid-pregnancy**			*Meet with FDA in coming months*
PROCHIEVE 4%* Vaginal Gel	**Prevent endometrial hyperplasia associated with estrogen use in menopausal women**		*Third party study; providing product only*	
Lidocaine Vaginal delivery	**Prevention and treatment of dysmenorrhea**		*Initiating Phase II cross-over study 5/'07*	
Terbutaline* Vaginal Gel	**Infertility**		*Funded and conducted by Ardana*	
Testosterone* Vaginal Gel/Tablet	**Fibroid reduction and female sexual dysfunction**			
Desmopressin* Buccal Tablet	**Nocturnal enuresis in children**			

* *Early stage and third party programs that do not impact 2007 R&D budget*

Preterm Birth Prevention Opportunity

Short Cervix Creates Pregnancy Complications

- About 10 – 30% of pregnant women have short cervix (>2.5 to 3.0 cm)
- Short cervix can be identified by ultrasound during mid-pregnancy (week 20)
- Pregnant women with short cervix are at risk for premature births
- Current treatment: surgery under anesthesia to apply a cervical cerclage
  - ✓ Stitches in the cervix to avoid preterm delivery
  - ✓ Medical risk of infection and pregnancy loss

PROCHIEVE 8%...

- May delay cervical shortening
- Avoids medical risks from surgery
- Has a strong safety record

Short Cervix: A $500+ Million Opportunity

(16 weeks of therapy at $75.6 per week)

Clinical Path: PROCHIEVE 8% to Prevent Preterm Birth in Women with Short Cervix

Completed Studies

- Phase III trial of PROCHIEVE 8% to prevent recurrent preterm birth:
  - ✓ Safety demonstrated in large phase III trial (611 patients)
  - ✓ Delay in cervical shortening in patients treated with PROCHIEVE 8%
  - ✓ Data suggest correlation between the cervical length, progesterone administration, and both a reduction in the likelihood of preterm birth and improvement in infant outcomes
- Recent European study with vaginally delivered progesterone demonstrated positive results in preventing preterm birth in short cervix patients

Future Activities

- Meet with FDA to explore the clinical and regulatory path for PROCHIEVE 8% to prevent preterm birth in short cervix patients

Lidocaine Clinical Summary and Timeline

- **Clinical Profile**
  - ✓ **Dosing:** Once daily for 2 – 4 days per cycle
  - ✓ **Formulations:** 2.5%, 5%, and 10% BDS gel
- **Completed Clinical Activities**
  - ✓ Pilot study in dysmenorrhea pain model
  - ✓ IND filed in 2005
  - ✓ Single dose pharmacokinetic study
  - ✓ Multiple dose pharmacokinetic study
- **Next Steps**
  - Initiate Phase II study in dysmenorrhea pain (May 2007)
  - Phase III safety and efficacy studies (1Q 2008)
  - File NDA with FDA (1H 2009)

Dysmenorrhea Market Opportunity



Lidocaine Has Large Upside Potential
(Millions Of Females In U.S.)
45.0
22.5
Likely Initial Targets
10.8
5.6
2.3
Females 20 - 40 Years Old
Menstrual Cramps
Endometriosis Co-Incidence
Frequently Miss Work
Incapacitated Frequently
50%
24%
12%
5%

Business Development Opportunities

Columbia Committed to Strategic Partnerships

- **Leverage Business Model**
  - ✓ Expand field force reach as necessary
  - ✓ Access to geographic markets
  - ✓ Partner technologies
- **Identify Product Candidates for Our Delivery Technologies**
  - ✓ Improved established chemical entities
  - ✓ Peptides
  - ✓ Possibly large molecules, such as biologics and chemotherapeutics
  - ✓ Dental products

Financial Summary ($ millions)

Category	1st Quarter 2007	1st Quarter 2006
Revenues	$6.7	$4.5
Loss from operations	(1.8)	(2.1)
Other income (expense)	(1.9)	(0.6)
Net (loss)	**(3.7)**	**(2.7)**
Non-cash expenses	3.5	1.2
Cash loss	**(0.2)** ←	**(1.5)**

Summary: Three Step Strategic Plan

Three-Step Plan to Increase Shareholder Value

✓ 1. Improve our margins
   - ✓ ***2006 purchase of CRINONE® rights from Merck Serono***

2. Expand reach of our CRINONE®/PROCHIEVE® franchise
   - ***Primary target:*** Reproductive endocrinologists
   - ***Secondary target:*** High potential OB/GYNs

3. Increase our business value with clinical studies and strategic partnerships

2007 Company Sales Target: $27 – $30 Million

Summary: Business Focused On High Potential Target

- Still on target for revenues of $27 – $30 million in 2007
- $20 million in cash on hand
- Now own CRINONE/PROCHIEVE, which has $300 million potential with current FDA label
- Large opportunity to expand progesterone franchise
  - Pregnancy support
  - Preterm birth – short cervix
- Further build business with new products, e.g. lidocaine, and strategic partnerships

Columbia Laboratories, Inc.

Building a Women's Specialty Pharmaceutical Company

Robert S. Mills
President and Chief Executive Officer

COLUMBIA LABORATORIES, INC.